UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2023

Aravive, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36361	26-4106690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

River Oaks Tower
3730 Kirby Drive, Suite 1200
Houston, Texas 77098
(Address of principal executive offices)

(936) 355-1910
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ARAV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.   Regulation FD Disclosure.

On January 4, 2023, Aravive, Inc. (the “Company”) issued a press release attached hereto as Exhibit 99.1 announcing that the Company had achieved full enrollment in its registrational Phase 3 trial of batiraxcept plus paclitaxel for platinum-resistant ovarian cancer (“PROC”). The global, randomized, double-blind, placebo-controlled Phase 3 AXLerate-OC trial is evaluating efficacy and tolerability of 15 mg/kg batiraxcept in combination with weekly paclitaxel versus placebo in combination with weekly paclitaxel. The Company also announced that public reporting of topline Phase 3 PROC data remained on track for mid-2023 and, if successful, would support a potential biologics license application (BLA) submission for PROC at the end of 2023.

The information in this Item 7.01 and in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The Company’s press release furnished as Exhibit 99.1 to this Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained therein are “forward-looking” rather than historical.

Item 8.01.   Other Events.

On January 4, 2023, the Company issued a press release announcing that the Company had achieved full enrollment in its registrational Phase 3 trial of batiraxcept plus paclitaxel for PROC. The global, randomized, double-blind, placebo-controlled Phase 3 AXLerate-OC trial is evaluating efficacy and tolerability of 15 mg/kg batiraxcept in combination with weekly paclitaxel versus placebo in combination with weekly paclitaxel. The Company also announced that public reporting of topline Phase 3 PROC data remained on track for mid-2023 and, if successful, would support a potential biologics license application (BLA) submission for PROC at the end of 2023.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Aravive, Inc., dated January 4, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2023	ARAVIVE, INC. (Registrant)

By:	/s/ Gail McIntyre
Name: Gail McIntyre Title: Chief Executive Officer

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